Exhibit 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Agreement”), is made and entered into as of January 9, 2014 (the “Effective Date”), by and among James River Coal Company, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s Subsidiaries identified on the signature pages hereof, as borrowers (such Subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties party hereto, identified on the signature pages hereof as Guarantors (together, the Borrowers and Guarantors, the “Credit Parties”), the Lenders (as hereinafter defined) party hereto, General Electric Capital Corporation (“GECC”), a corporation formed under the laws of Delaware, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties signatory thereto, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), the L/C Issuers from time to time party thereto, the Administrative Agent, the Collateral Agent, and the other agents and arrangers from time to time party thereto are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of June 30, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders and the L/C Issuers have committed to make certain loans and other extensions of credit to the Borrowers upon the terms and conditions set forth therein; and

WHEREAS, the Borrowers have requested that the undersigned Lenders and the Administrative Agent agree to amend certain of the terms and provisions of the Credit Agreement as specifically set forth in this Agreement; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as amended hereby).

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2.       Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Trigger Event Period” set forth therein and substituting in lieu thereof the following new definition:

““Trigger Event Period” means any period (a) commencing upon the date that the sum of (x) Unrestricted Cash and (y) Availability is less than $23,000,000 and (b) ending on the date that the sum of (x) Unrestricted Cash and (y) Availability for a period of ninety (90) consecutive calendar days equals or exceeds $23,000,000.”

3.       Affirmation and Acknowledgment of the Borrowers. The Borrowers hereby ratify and confirm all of their Obligations to the Lenders, including, without limitation, the Loans, and the Borrowers hereby affirm their absolute and unconditional promise to pay to the Lenders, the Administrative Agent, the Collateral Agent, each L/C Issuer and the Affiliates of each Lender, as applicable, all indebtedness, obligations and liabilities in respect of the Loans, the Letters of Credit, and all other amounts due under the Credit Agreement and the other Loan Documents as amended hereby. The Credit Parties hereby confirm that the Obligations are and remain secured pursuant to the Loan Documents and pursuant to all other instruments and documents executed and delivered by the Credit Parties as security for the Obligations.

4.       No Other Waivers, Amendments or Consents.

Except for the amendments expressly set forth and referred to in Section 2 hereof, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Agreement is intended or shall be construed to be a novation of any Obligations or any part of the Credit Agreement or any of the other Loan Documents or to affect, modify or impair the continuity or perfection of the Administrative Agent’s Liens under the Credit Agreement and Loan Documents.

5.       Representations, Warranties and Covenants. To induce the undersigned Lenders to enter into this Agreement, the Credit Parties hereby warrant, represent and covenant to and with the Lenders and the Administrative Agent that: (a) this Agreement has been duly authorized, executed and delivered by the Credit Parties; (b) this Agreement and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); (c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing as of this date; (d) no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Credit Parties of this Agreement or the Credit Agreement or any other Loan Document as amended hereby; and (e) after giving effect to this Agreement, all of the representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Agreement (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Credit Parties of any of its representations, warranties and covenants contained in this Section 5 shall be an Event of Default under the Credit Agreement.

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6.       Conditions to Effectiveness. This Agreement shall not become effective unless and until the Administrative Agent has received one or more counterparts of this Agreement, duly executed, completed and delivered by the Borrowers, the other Credit Parties and the Required Lenders.

7.       Reimbursement of Expenses. The Borrowers hereby agree to reimburse the Administrative Agent on demand for all reasonable out-of-pocket costs and expenses (including without limitation the reasonable and actual fees and expenses of its counsel) incurred by the Administrative Agent in connection with the negotiation, documentation and consummation of this Agreement and the other documents executed in connection herewith and the transactions contemplated hereby.

8.       Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.       Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Credit Parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.     Counterparts. This Agreement may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page of this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

11.     Entire Agreement. The Credit Agreement as amended through this Agreement embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

12.     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

13.      No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties signatory hereto, their successors and permitted assigns, and no other person or entity shall be a third party beneficiary of this Agreement.

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14.     Release. The Credit Parties hereby remise, release, acquit, satisfy and forever discharge the Lenders, the Administrative Agent, the Collateral Agent, the L/C Issuer and the Affiliates of each Lender and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders, the Administrative Agent, the Collateral Agent, the L/C Issuer or the Affiliates of each Lender (collectively, the “Releasees”) of and from, and agree not to sue any Releasee in respect of, any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims, counterclaims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or may have against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to the Credit Agreement or any of the other Loan Documents (including this Agreement), whether existing on or prior to the date hereof or arising after the date hereof based on facts, circumstances or events occurring or existing on or prior to the date hereof. Without limiting the generality of the foregoing, the Credit Parties waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof or that arise after the date hereof based on facts, circumstances or events occurring or existing on or prior to the date hereof, including, but not limited to, the rights to contest any conduct of the Lenders, the Administrative Agent or other Releasees on or prior to the date hereof. The Credit Parties hereby agree that if any Credit Party shall bring any cause of action, suit, claim, counterclaim, demand or other action released pursuant to this Section 14, the Credit Parties shall jointly and severally pay on demand, all fees, costs and expenses (including, without limitation, fees, costs and expenses of counsel) of any Releasee in connection with or arising out of such Releasee’s defense of such cause of action, suit, claim, counterclaim, demand or other action released pursuant to this Section 14.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers, effective as of the date first above written.

BORROWERS:

JAMES RIVER COAL COMPANY
JAMES RIVER COAL SERVICE COMPANY
LEECO, INC.
TRIAD MINING, INC.
TRIAD UNDERGROUND MINING, LLC
BLEDSOE COAL CORPORATION
JOHNS CREEK ELKHORN COAL CORPORATION
BELL COUNTY COAL CORPORATION
JAMES RIVER COAL SALES, INC.
BLEDSOE COAL LEASING COMPANY
BLUE DIAMOND COAL COMPANY
MCCOY ELKHORN COAL CORPORATION
CHAFIN BRANCH COAL COMPANY, LLC
HAMPDEN COAL COMPANY, LLC
LAUREL MOUNTAIN RESOURCES, LLC
LOGAN & KANAWHA COAL CO., LLC
ROCKHOUSE CREEK DEVELOPMENT, LLC
SNAP CREEK MINING, LLC

By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

JRCC -First Amendment to Credit Agreement

GUARANTORS:

JOHNS CREEK PROCESSING COMPANY
JOHNS CREEK COAL COMPANY
SHAMROCK COAL COMPANY, INCORPORATED
EOLIA RESOURCES, INC.
BDCC HOLDING COMPANY, INC.
INTERNATIONAL RESOURCE PARTNERS LP
BUCK BRANCH RESOURCES LLC
INTERNATIONAL RESOURCES, LLC
INTERNATIONAL RESOURCES HOLDINGS I LLC
INTERNATIONAL RESOURCES HOLDINGS II LLC
IRP KENTUCKY LLC
IRPWVCORP.
JAMES RIVER ESCROW INC.
IRP LP HOLDCO INC.
IRP GP HOLDCO LLC
JELLICO MINING, LLC

By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

JRCC -First Amendment to Credit Agreement

LENDER, L/C ISSUER, ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Daniel T. Eubanks
Name: Daniel T. Eubanks
Title: Duly Authorized Signatory

JRCC -First Amendment to Credit Agreement

LENDERS:

GE CAPITAL COMMERCIAL INC.

By: /s/ Paul Sleet
Name: Paul Sleet
Title: Duly Authorized Signatory

JRCC -First Amendment to Credit Agreement

UBS AG, STAMFORD BRANCH

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

JRCC -First Amendment to Credit Agreement

L/C ISSUER:

UBS AG, STAMFORD BRANCH

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

JRCC -First Amendment to Credit Agreement